UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

SEMIANNUAL REPORT
April 30, 2022
T. ROWE PRICE
TAGG	QM U.S. Bond ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

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T. ROWE PRICE QM U.S. BOND ETF

HIGHLIGHTS
■	The QM U.S. Bond ETF produced significantly negative returns and performed in line with its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the reporting period.
■	Sector allocations weighed on performance, while interest rate management and security selection provided a boost to relative returns.
■	We felt it was imprudent to add more exposure to credit risk with the Federal Reserve intent on tightening policy, economic growth expected to slow in the coming quarters, and geopolitical risks having the potential to keep investors on edge.
■	While favoring a lower-risk stance in the current environment, we look to earn yield in the portfolio above the benchmark and to take advantage of the pricing inefficiencies that are prevalent in fixed income markets.
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T. ROWE PRICE QM U.S. BOND ETF

Market Commentary
Dear Shareholders
Global stock markets produced negative returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2022, while rising bond yields weighed on returns for fixed income investors. Fears concerning new coronavirus variants, rising interest rates, and soaring inflation caused bouts of volatility throughout the period. These concerns were compounded by Russia’s invasion of Ukraine in February, sending markets around the world into correction territory.
All major global and regional equity benchmarks receded during the period. Value shares extended their recent outperformance of growth stocks as equity investors turned risk averse. Although most sectors finished in the red, energy stocks registered exceptional returns as oil prices jumped in response to Russia’s invasion and the ensuing commodity supply crunch. A strong U.S. dollar weighed on returns for U.S. investors in most international markets. Across the style spectrum, developed markets held up better than emerging markets.
In November 2021, the emergence of the omicron variant of the coronavirus prompted worries about the economic outlook and the potential that a resurgence in cases could lead to further supply chain disruptions. While omicron variant trends and restrictions eased in most regions early in 2022, China continued to pursue a “zero-COVID” policy, resulting in large-scale lockdowns and industrial production disruptions.
In February 2022, markets were caught further by surprise when Russia launched a large-scale military offensive into Ukraine. The strong sanctions on Russia that followed raised concerns about supply chains that were already stressed by the coronavirus pandemic. On March 8, the White House announced that the U.S. was cutting off all oil imports from Russia. In response, oil prices surged to their highest level in a decade.
Concerns over inflation intensified over much of the period, driven in part by events in Ukraine and China. Along with supply chain problems, the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose 8.5% in March versus the year before—the highest annual reading since December 1981—driven by accelerating energy and food prices.
Elevated inflation caused global monetary policy to take a hawkish turn. In the U.S., Federal Reserve officials began tapering the central bank’s monthly purchases of Treasuries and agency mortgage-backed securities in November. In March, the Fed approved its first interest rate hike in more than three years and

T. ROWE PRICE QM U.S. BOND ETF

signaled an accelerating pace of rate increases ahead. In Europe, the Bank of England raised its key interest rate three times in a row between December and March, while the European Central Bank indicated in March that it could end its asset purchase program as soon as the third quarter of 2022.
Bond indexes were broadly negative as yields rose across the Treasury yield curve amid surging inflation and expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Investment-grade corporate bonds experienced significant losses, while municipal bonds suffered through their worst quarter in more than 40 years at the start of 2022 and finished the period lower. Late in the period, multiple portions of the Treasury yield curve inverted briefly, raising fears of a looming recession.
The challenges global markets face are complex and could drive market volatility for some time. Investors will be closely monitoring the Fed’s actions as the central bank attempts to use interest rate hikes to tame inflation without stifling economic growth. Meanwhile, the ongoing geopolitical and humanitarian crisis in Ukraine continues to disrupt supply chains, increase inflationary pressures, and dampen consumer confidence.
During challenging times like these, I am heartened by our firm’s long-term focus and time-tested investment approach. I also recognize that market volatility and sector rotation historically have presented very good opportunities for active investors. I remain confident in the ability of our global research organization to uncover compelling investment ideas that can help deliver superior long-term risk-adjusted performance as market conditions normalize.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE QM U.S. BOND ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide a total return that exceeds the performance of the U.S. investment-grade bond market.
FUND COMMENTARY
How did the fund perform in the past six months?
The QM U.S. Bond ETF returned -9.48% (based on net asset value) and -9.43% (at market price) for the six months through April 30, 2022, performing in line with the Bloomberg U.S. Aggregate Bond Index, as shown in the Performance Comparison table. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
After experiencing moderate price declines in 2021, the 2022 year-to-date period was historically challenging for fixed income assets. Investors dealt with a confluence of factors, including elevated inflation levels that were exacerbated by the war in Ukraine and a tight labor market that forced the Federal Reserve to shift to a much more hawkish stance despite signs of slowing economic growth. The result was sharply higher U.S. Treasury yields along with wider credit spreads
PERFORMANCE COMPARISON

Six-Month Period Ended 4/30/22	Total Return

QM U.S. Bond ETF (Based on Net Asset Value)	-9.48%
QM U.S. Bond ETF (At Market Price)*	-9.43
Bloomberg U.S. Aggregate Bond Index	-9.47
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE QM U.S. BOND ETF

in most sectors. That combination led to some of the worst total returns on record for the U.S. high-grade fixed income market. The Bloomberg U.S. Aggregate Bond Index’s returns for the year-to-date period in 2022 were lower than any full calendar year on record.
Despite the volatile market environment, the fund performed in line with its benchmark for the last six months.
Interest rate management boosted relative returns. A slightly shorter-than-benchmark duration posture contributed to relative performance as Treasury rates rose significantly over the past six months. (Duration measures a bond’s or a bond portfolio’s sensitivity to interest rate changes.) Additionally, our positioning along the yield curve was helpful with the fund biased toward a flatter curve. Underweighting the two- and five-year portions of the curve helped as an increasingly hawkish Fed pushed shorter-term Treasury yields higher to a greater degree than longer maturities.
Although the fund’s underweight allocation to investment-grade (IG) corporate credit in terms of spread risk added value given the sector’s underperformance, sector allocations in aggregate detracted from relative results. This was largely a result of the fund’s overweight exposure to mortgage-backed securities (MBS). Both agency and non-agency MBS struggled over the period. Spiking U.S. Treasury yields led to concerns over duration extension amid slowing refinancing activity, and high interest rate volatility pressured risk premiums higher. Additionally, the Fed announced that it would end asset purchases of agency MBS and begin reducing its balance sheet earlier than previously indicated, which weighed on sector performance.
Overweight exposure in securitized credit sectors, such as asset-backed securities (ABS) and commercial mortgage-backed securities, while underweighting U.S. Treasuries also detracted. Although Treasuries performed poorly in absolute terms, they held up better than investment-grade credit sectors on a duration-adjusted basis in this risk-off environment.
However, overall security selection, mainly driven by agency MBS and ABS, modestly contributed. In agency MBS, overweight exposure to higher-coupon securities helped. Lower-coupon tranches were hurt more directly by decreased demand from the Fed’s asset purchases. In ABS, non-benchmark exposure to high-quality student loan securitizations contributed.

T. ROWE PRICE QM U.S. BOND ETF

How is the fund positioned?
CREDIT QUALITY DIVERSIFICATION
Based on net assets as of 4/30/22.
Sources: Credit ratings for the securities held in the fund are provided by Moody’s, Standard & Poor’s and Fitch and are converted to the Standard & Poor’s nomenclature. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated (NR). T. Rowe Price uses the rating of the underlying investment vehicle to determine the creditworthiness of credit default swaps. The fund is not rated by any agency. Securities that have not been rated by any rating agency totaled 0.04% of the portfolio at the end of the reporting period.
*U.S. government agency securities are issued or guaranteed by a U.S. government agency, and may include conventional pass-through securities and collateralized mortgage obligations; unlike Treasuries, government agency securities are not issued directly by the U.S. government and are generally unrated but may have credit support from the U.S. Treasury (e.g., FHLMC and FNMA issues) or a direct government guarantee (e.g., GNMA issues). Therefore, this category may include rated and unrated securities.
**U.S. Treasury securities are issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. The ratings of U.S. Treasury securities are derived from the ratings on the U.S. government.

T. ROWE PRICE QM U.S. BOND ETF

We trimmed the portfolio’s nominal overweight to IG corporates while remaining underweight to the sector on a risk-weighted basis. However, we held a long position in IG index-level credit default swaps and added slightly to these derivative instruments, which can provide more liquid access to the corporate market relative to the cash bond market.
Outside of a brief pause near the end of March, IG corporate credit spreads widened throughout 2022. While spreads are at more attractive levels, we felt it was imprudent to add more exposure to credit risk with the Fed intent on tightening policy, economic growth expected to slow in the coming quarters, and geopolitical risks having the potential to keep investors on edge.
The portfolio maintained slight overweights to securitized credit sectors in which we had a higher-quality bias. Fundamentals for securitized credit sectors broadly remained strong, aided by healthy consumer balance sheets, continued housing price appreciation, and low loan delinquency rates. We added to high-quality non-agency residential MBS (RMBS) after spreads widened substantially on increased supply and duration extension. However, our analysts believe that RMBS fundamentals remained strong and that wider spread levels represented an attractive opportunity. In addition to boasting solid fundamental support, securitized overweights can help to diversify the portfolio’s credit-risk exposures relative to the benchmark, where risk is highly concentrated in the IG corporate sector.
Portfolio duration ended the period only slightly longer than the benchmark. We believe upward pressure on rates from tighter Fed policy is balanced with expectations for a deceleration in economic growth and a gradual easing of inflation pressures. A substantial amount of policy tightening has also already been priced into the Treasury curve. However, we maintained a mild yield-curve-flattening bias in the portfolio, with duration tilted toward the longer end of the curve and away from the two- to five-year section, where rates could still move higher if the market begins to price in higher terminal rate expectations.
What is portfolio management’s outlook?
Treasury yields have significantly increased in reaction to signals from the Fed that it will be aggressive in tightening policy to fight still-elevated inflation, and we believe rates could remain volatile as investors adjust to central bank policy that appears intent on expeditiously tightening financial conditions that remain too loose for the current environment.

T. ROWE PRICE QM U.S. BOND ETF

In our view, the path of interest rates is likely to follow the path of growth going forward. Despite the unexpectedly weak first-quarter gross domestic product report, we believe a very strong jobs market should help support a continued expansion. Moreover, the tight jobs market is likely to keep the Fed on pace for a steeper tightening cycle than investors have seen in decades. With rate hikes now expected at every upcoming meeting, including at least two 50-basis-point hikes this year, investors are struggling to assess how far the Fed can go before policy becomes overly restrictive.
While the economy should be able to weather rate hikes given strong consumer balance sheets, volatility in both Treasury rates and risk assets is likely to continue as financial conditions turn more restrictive. That said, yields and spreads have risen to more compelling levels that may provide some cushion against further price declines. Volatility could help generate opportunities in various sectors to buy bonds at relatively attractive valuations, and we are maintaining ample liquidity so that we can add to these opportunities as they arise. The current environment doesn’t yet appear conducive to adding risk; however, we look to earn yield in the portfolio above the benchmark and to take advantage of the pricing inefficiencies that are prevalent in fixed income markets. We remain confident in our investment approach, which is built on a foundation of quantitative portfolio construction elements, augmented with fundamental insights from our deep global credit research platform.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE QM U.S. BOND ETF

RISKS OF INVESTING IN FIXED INCOME SECURITIES
Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which results from an increase in interest rates that causes a mortgage bond’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.
BENCHMARK INFORMATION
Note: Bloomberg® and Bloomberg U.S. Aggregate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

T. ROWE PRICE QM U.S. BOND ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
QM U.S. Bond ETF
Note: See the Average Annual Compound Total Return table.

T. ROWE PRICE QM U.S. BOND ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 4/30/22	Since Inception 9/28/21
QM U.S. Bond ETF (Based on Net Asset Value)	-9.55%*
QM U.S. Bond ETF (At Market Price)	-9.41*
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than one year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
QM U.S. Bond ETF	0.08%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE QM U.S. BOND ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE QM U.S. BOND ETF

FUND EXPENSE EXAMPLE (continued)
T. Rowe Price QM U.S. Bond ETF

	Beginning Account Value 11/1/22	Ending Account Value 4/30/22	Expenses Paid During Period* 11/1/22 to 4/30/22
Actual	$1,000.00	$905.20	$0.38
Hypothetical (assumes 5% return before expenses)	1,000.00	1,024.40	0.40

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.08%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE QM U.S. BOND ETF

QUARTER-END RETURNS
Period Ended 3/31/22	Since Inception 9/28/21
QM U.S. Bond ETF (Based on Net Asset Value)	-5.98%*
QM U.S. Bond ETF (At Market Price)	-5.93*
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than one year are not annualized.

T. ROWE PRICE QM U.S. BOND ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	9/28/21(1) Through
	4/30/22	10/31/21
NET ASSET VALUE
Beginning of period	$ 49.96	$ 50.00
Investment activities
Net investment income(2) (3)	0.36	0.06
Net realized and unrealized gain/loss	(5.06)	(0.07)
Total from investment activities	(4.70)	(0.01)(4)
Distributions
Net investment income	(0.34)	(0.03)
Net realized gain	(0.01)	-
Total distributions to shareholders	(0.35)	(0.03)
NET ASSET VALUE
End of period	$ 44.91	$ 49.96

T. ROWE PRICE QM U.S. BOND ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended	9/28/21(1) Through
	4/30/22	10/31/21
Ratios/Supplemental Data
Total return, based on NAV(3) (5)	(9.48)%(6)	(0.08)%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.08%(7)	0.08%(7)
Net expenses after waivers/payments by Price Associates	0.08%(7)	0.08%(7)
Net investment income	1.50%(7)	1.29%(7)
Portfolio turnover rate(8)	258.4%	50.9%
Portfolio turnover rate, excluding mortgage dollar roll transactions	21.3%	11.7%
Net assets, end of period (in thousands)	$ 37,047	$ 27,477

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	The amount presented is inconsistent with the fund's results of operations because of the timing of redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(5)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(6)	Total return calculated through the fund’s last business day of the fiscal six months, 4/30/22. Total return calculated as of the close of the reporting period is (9.46)%.
(7)	Annualized
(8)	See Note 4. The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

April 30, 2022 (Unaudited)
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
ASSET-BACKED SECURITIES 3.1%
Car Loan 0.8%
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class C, 1.59%, 10/20/25	100	98
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28%, 7/15/27	100	93
Carvana Auto Receivables Trust, Series 2021-P4, Class C, 2.33%, 2/10/28	45	41
Exeter Automobile Receivables Trust, Series 2021-4A, Class C, 1.46%, 10/15/27	65	62
		294
Other Asset-Backed Securities 0.7%
Symphony Static, Series 2021-1A, Class A, CLO, FRN, 3M USD LIBOR + 0.83%, 2.014%, 10/25/29 (1)	250	248
		248
Student Loan 1.6%
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.13%, 2/15/68 (1)	141	139
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2A, 2.46%, 11/15/68 (1)	180	171
Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.84%, 5/15/69 (1)	97	90
Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32%, 4/20/62 (1)	83	78
Nelnet Student Loan Trust, Series 2021-DA, Class AFX, 1.63%, 4/20/62 (1)	118	111
		589
Total Asset-Backed Securities (Cost $1,187)		1,131
CORPORATE BONDS 30.0%
FINANCIAL INSTITUTIONS 12.3%
Banking 5.5%
Ally Financial, 2.20%, 11/2/28	35	30

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Bank of America, VR, 2.572%, 10/20/32 (2)	65	55
Bank of America, VR, 2.592%, 4/29/31 (2)	125	108
Bank of America, VR, 2.676%, 6/19/41 (2)	60	45
Bank of America, VR, 3.824%, 1/20/28 (2)	10	10
Bank of America, VR, 4.244%, 4/24/38 (2)	15	14
Bank of America, 5.875%, 2/7/42	15	17
Bank of Montreal, 2.65%, 3/8/27	70	66
Barclays, VR, 2.279%, 11/24/27 (2)	200	180
Capital One Financial, VR, 2.359%, 7/29/32 (2)	50	40
Capital One Financial, 3.65%, 5/11/27	30	29
Capital One Financial, 3.90%, 1/29/24	85	85
Capital One Financial, 4.20%, 10/29/25	25	25
Citigroup, VR, 3.106%, 4/8/26 (2)	25	24
Citigroup, 4.65%, 7/30/45	15	15
Citigroup, 5.875%, 1/30/42	20	23
Discover Financial Services, 3.75%, 3/4/25	105	105
Fifth Third Bancorp, 1.625%, 5/5/23	75	74
Goldman Sachs Group, VR, 1.948%, 10/21/27 (2)	65	58
Goldman Sachs Group, VR, 3.272%, 9/29/25 (2)	10	10
Goldman Sachs Group, 3.80%, 3/15/30	15	14
Goldman Sachs Group, 4.25%, 10/21/25	25	25
Goldman Sachs Group, 6.75%, 10/1/37	15	17
HSBC Holdings, VR, 1.162%, 11/22/24 (2)	200	192
JPMorgan Chase, VR, 2.956%, 5/13/31 (2)	10	9
JPMorgan Chase, VR, 3.109%, 4/22/51 (2)	15	12
JPMorgan Chase, VR, 3.54%, 5/1/28 (2)	15	14
JPMorgan Chase, VR, 3.882%, 7/24/38 (2)	75	69
Morgan Stanley, 3.125%, 7/27/26	35	34
Morgan Stanley, VR, 3.622%, 4/1/31 (2)	10	9
Morgan Stanley, VR, 3.971%, 7/22/38 (2)	110	102
Morgan Stanley, 4.30%, 1/27/45	15	14
Royal Bank of Canada, 2.30%, 11/3/31	50	42
Standard Chartered, VR, 1.822%, 11/23/25 (1)(2)	200	187

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Sumitomo Mitsui Financial Group, 3.748%, 7/19/23	90	91
Synchrony Financial, 4.25%, 8/15/24	130	130
Wells Fargo, VR, 2.188%, 4/30/26 (2)	35	33
Wells Fargo, VR, 2.393%, 6/2/28 (2)	35	32
		2,039
Brokerage Asset Managers Exchanges 0.2%
Intercontinental Exchange, 1.85%, 9/15/32	15	12
Intercontinental Exchange, 3.45%, 9/21/23	70	70
		82
Finance Companies 0.8%
AerCap Ireland Capital, 2.45%, 10/29/26	150	133
Air Lease, 2.20%, 1/15/27	35	31
Air Lease, 3.625%, 4/1/27	10	10
Avolon Holdings Funding, 3.95%, 7/1/24 (1)	75	74
Park Aerospace Holdings, 5.50%, 2/15/24 (1)	45	45
		293
Insurance 2.9%
Anthem, 2.25%, 5/15/30	60	52
Anthem, 4.101%, 3/1/28	15	15
Anthem, 4.55%, 3/1/48	30	29
Anthem, 4.65%, 1/15/43	10	10
Aon, 3.875%, 12/15/25	95	95
Brighthouse Financial Global Funding, 1.00%, 4/12/24 (1)	50	48
Chubb INA Holdings, 3.35%, 5/15/24	85	85
Equitable Holdings, 3.90%, 4/20/23	75	76
Fidelity National Financial, 4.50%, 8/15/28	70	69
First American Financial, 4.60%, 11/15/24	70	71
Health Care Service, 2.20%, 6/1/30 (1)	15	13
Humana, 2.15%, 2/3/32	85	70
Humana, 3.70%, 3/23/29	20	19
Jackson Financial, 1.125%, 11/22/23 (1)	65	63

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Marsh & McLennan, 3.50%, 6/3/24	20	20
New York Life Insurance, 3.75%, 5/15/50 (1)	20	17
Principal Financial Group, 2.125%, 6/15/30	45	38
Principal Financial Group, 3.40%, 5/15/25	10	10
Principal Financial Group, 3.70%, 5/15/29	45	43
Principal Life Global Funding II, 0.75%, 4/12/24 (1)	70	66
Principal Life Global Funding II, 1.25%, 6/23/25 (1)	45	42
Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (1)	20	19
UnitedHealth Group, 2.00%, 5/15/30	10	9
UnitedHealth Group, 3.50%, 8/15/39	70	63
UnitedHealth Group, 4.20%, 1/15/47	35	34
UnitedHealth Group, 4.75%, 7/15/45	15	16
		1,092
Real Estate Investment Trusts 2.9%
Alexandria Real Estate Equities, 3.95%, 1/15/27	40	40
Alexandria Real Estate Equities, 4.00%, 2/1/50	40	35
American Campus Communities Operating Partnership, 3.625%, 11/15/27	40	40
American Campus Communities Operating Partnership, 4.125%, 7/1/24	65	66
Boston Properties, 3.125%, 9/1/23	120	120
Brixmor Operating Partnership, 3.85%, 2/1/25	60	60
Brixmor Operating Partnership, 3.90%, 3/15/27	15	15
Brixmor Operating Partnership, 4.05%, 7/1/30	15	14
Duke Realty, 4.00%, 9/15/28	35	35
ERP Operating, 3.00%, 4/15/23	75	75
Essex Portfolio, 2.65%, 3/15/32	35	30
Essex Portfolio, 3.875%, 5/1/24	45	45
Essex Portfolio, 4.50%, 3/15/48	20	19
GAIF Bond Issuer, 3.40%, 9/30/26 (1)	15	15
Healthpeak Properties, 2.125%, 12/1/28	15	13
Healthpeak Properties, 2.875%, 1/15/31	15	13

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Hudson Pacific Properties, 3.25%, 1/15/30	15	14
Kilroy Realty, 3.45%, 12/15/24	35	34
Kilroy Realty, 4.375%, 10/1/25	65	66
Life Storage, 4.00%, 6/15/29	15	15
Physicians Realty, 2.625%, 11/1/31	15	13
Public Storage, 1.95%, 11/9/28	35	31
Realty Income, 3.95%, 8/15/27	25	25
Realty Income, 4.625%, 11/1/25	45	46
Regency Centers, 3.60%, 2/1/27	40	39
Simon Property Group, 3.375%, 10/1/24	110	110
Simon Property Group, 3.80%, 7/15/50	35	30
		1,058
Total Financial Institutions		4,564
INDUSTRIAL 15.9%
Basic Industry 0.1%
LYB International Finance II, 3.50%, 3/2/27	25	24
		24
Capital Goods 1.1%
General Dynamics, 3.25%, 4/1/25	10	10
John Deere Capital, 2.125%, 3/7/25	50	49
John Deere Capital, 2.65%, 6/10/26	15	15
L3Harris Technologies, 3.832%, 4/27/25	20	20
Lockheed Martin, 4.07%, 12/15/42	15	14
Northrop Grumman, 3.85%, 4/15/45	15	13
Republic Services, 2.50%, 8/15/24	70	69
Republic Services, 3.375%, 11/15/27	20	19
Roper Technologies, 1.40%, 9/15/27	35	31
Roper Technologies, 2.00%, 6/30/30	85	71
Roper Technologies, 2.95%, 9/15/29	25	23
Roper Technologies, 3.80%, 12/15/26	25	25
Waste Connections, 3.20%, 6/1/32	65	59
		418

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Communications 3.7%
America Movil SAB de CV, 6.375%, 3/1/35	45	52
American Tower, 2.40%, 3/15/25	65	62
American Tower, 5.00%, 2/15/24	60	62
AT&T, 2.25%, 2/1/32	15	12
AT&T, 3.50%, 6/1/41	170	141
Charter Communications Operating, 2.80%, 4/1/31	35	29
Charter Communications Operating, 3.70%, 4/1/51	20	14
Charter Communications Operating, 4.50%, 2/1/24	60	61
Charter Communications Operating, 4.908%, 7/23/25	80	81
Comcast, 3.90%, 3/1/38	95	88
Comcast, 3.95%, 10/15/25	25	25
Cox Communications, 3.15%, 8/15/24 (1)	15	15
Crown Castle International, 2.25%, 1/15/31	25	21
Crown Castle International, 2.90%, 3/15/27	10	9
Crown Castle International, 3.70%, 6/15/26	25	25
Crown Castle International, 4.45%, 2/15/26	60	61
Magallanes, 5.05%, 3/15/42 (1)	95	86
Rogers Communications, 4.50%, 3/15/42 (1)	85	77
Time Warner Cable, 6.55%, 5/1/37	10	11
Time Warner Cable, 6.75%, 6/15/39	55	59
T-Mobile USA, 2.25%, 11/15/31	15	12
T-Mobile USA, 3.75%, 4/15/27	95	92
Verizon Communications, 2.65%, 11/20/40	165	125
Verizon Communications, 2.987%, 10/30/56	15	11
Verizon Communications, 4.00%, 3/22/50	10	9
Vodafone Group, 4.25%, 9/17/50	60	52
WPP Finance 2010, 3.75%, 9/19/24	75	75
		1,367
Consumer Cyclical 2.6%
7-Eleven, 0.80%, 2/10/24 (1)	25	24
Amazon.com, 3.875%, 8/22/37	115	112

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
AutoZone, 1.65%, 1/15/31	30	24
AutoZone, 3.125%, 4/18/24	45	45
BMW US Capital, 3.80%, 4/6/23 (1)	75	76
GLP Capital, 5.375%, 11/1/23	45	46
Home Depot, 5.875%, 12/16/36	90	106
Hyatt Hotels, 3.375%, 7/15/23	75	74
Hyundai Capital America, 2.65%, 2/10/25 (1)	15	14
Hyundai Capital America, 4.30%, 2/1/24 (1)	60	61
Hyundai Capital America, 5.75%, 4/6/23 (1)	70	71
McDonald's, 3.30%, 7/1/25	10	10
O'Reilly Automotive, 3.90%, 6/1/29	65	63
PACCAR Financial, 0.90%, 11/8/24	85	81
QVC, 4.45%, 2/15/25	10	10
QVC, 4.85%, 4/1/24	95	94
Ross Stores, 1.875%, 4/15/31	10	8
Ross Stores, 4.60%, 4/15/25	35	36
TJX, 1.60%, 5/15/31	30	25
		980
Consumer Non-Cyclical 3.7%
Abbott Laboratories, 1.15%, 1/30/28	10	9
Abbott Laboratories, 4.75%, 11/30/36	75	80
AbbVie, 3.20%, 5/14/26	15	15
AbbVie, 3.20%, 11/21/29	15	14
AbbVie, 4.45%, 5/14/46	40	38
AbbVie, 4.70%, 5/14/45	40	39
Agilent Technologies, 3.875%, 7/15/23	45	46
Anheuser-Busch InBev Finance, 4.90%, 2/1/46	15	15
Anheuser-Busch InBev Worldwide, 4.75%, 4/15/58	25	24
Anheuser-Busch InBev Worldwide, 5.45%, 1/23/39	15	16
Anheuser-Busch InBev Worldwide, 5.55%, 1/23/49	60	64
AstraZeneca, 1.375%, 8/6/30	15	12
AstraZeneca, 4.00%, 9/18/42	50	48
BAT Capital, 2.789%, 9/6/24	15	15

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
BAT Capital, 3.557%, 8/15/27	65	61
BAT Capital, 4.39%, 8/15/37	40	34
Becton Dickinson & Company, 2.823%, 5/20/30	35	31
Becton Dickinson & Company, 3.70%, 6/6/27	45	44
Biogen, 2.25%, 5/1/30	80	67
Biogen, 3.15%, 5/1/50	15	10
Bristol-Myers Squibb, 3.40%, 7/26/29	7	7
Bristol-Myers Squibb, 4.25%, 10/26/49	15	14
Cigna, 3.75%, 7/15/23	90	91
Cigna, 4.125%, 11/15/25	60	61
CommonSpirit Health, 2.76%, 10/1/24	50	49
CommonSpirit Health, 2.782%, 10/1/30	20	18
CVS Health, 1.875%, 2/28/31	15	12
CVS Health, 2.70%, 8/21/40	15	11
CVS Health, 3.25%, 8/15/29	50	47
CVS Health, 5.125%, 7/20/45	10	10
Hackensack Meridian Health, 4.211%, 7/1/48	85	82
Hasbro, 3.00%, 11/19/24	25	25
Hasbro, 3.55%, 11/19/26	35	34
HCA, 4.125%, 6/15/29	50	48
HCA, 4.375%, 3/15/42 (1)	20	17
MedStar Health, Series 20A, 3.626%, 8/15/49	30	26
Memorial Sloan-Kettering Cancer Center, Series 2015, 4.20%, 7/1/55	10	10
Northwell Healthcare, 3.979%, 11/1/46	20	17
NYU Langone Hospitals, 4.368%, 7/1/47	15	14
Reynolds American, 4.45%, 6/12/25	20	20
Shire Acquisitions Investments Ireland, 2.875%, 9/23/23	35	35
Smithfield Foods, 5.20%, 4/1/29 (1)	15	15
Stanford Health Care, Series 2018, 3.795%, 11/15/48	10	9
		1,354
Energy 2.3%
Boardwalk Pipelines, 3.40%, 2/15/31	25	22

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Boardwalk Pipelines, 4.95%, 12/15/24	25	25
BP Capital Markets America, 3.194%, 4/6/25	20	20
BP Capital Markets America, 3.41%, 2/11/26	45	44
Cameron LNG, 3.701%, 1/15/39 (1)	40	35
Canadian Natural Resources, 2.95%, 7/15/30	20	18
ConocoPhillips, 4.95%, 3/15/26	15	16
Devon Energy, 8.25%, 8/1/23	40	42
Enbridge, 4.00%, 10/1/23	70	71
Enbridge Energy Partners, 5.50%, 9/15/40	10	10
Energy Transfer, 5.25%, 4/15/29	20	20
Energy Transfer, 5.40%, 10/1/47	15	14
Energy Transfer, 6.50%, 2/1/42	25	26
Hess, 7.125%, 3/15/33	50	58
Pioneer Natural Resources, 1.125%, 1/15/26	10	9
Plains All American Pipeline, 3.60%, 11/1/24	20	20
Sabine Pass Liquefaction, 4.50%, 5/15/30	15	15
Schlumberger Holdings, 3.75%, 5/1/24 (1)	95	96
Shell International Finance, 0.375%, 9/15/23	65	63
Spectra Energy Partners, 4.75%, 3/15/24	140	143
TotalEnergies Capital International, 2.986%, 6/29/41	60	49
Transcontinental Gas Pipe Line, 4.60%, 3/15/48	10	9
Woodside Finance, 4.50%, 3/4/29 (1)	20	20
		845
Industrial Other 0.0%
Northwestern University, Series 2020, 2.64%, 12/1/50	20	15
		15
Technology 1.8%
Apple, 3.20%, 5/11/27	15	15
Apple, 3.35%, 2/9/27	15	15
CDW, 4.25%, 4/1/28	45	42
Citrix Systems, 1.25%, 3/1/26	70	67
Fiserv, 3.20%, 7/1/26	10	10

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Keysight Technologies, 3.00%, 10/30/29	50	45
Keysight Technologies, 4.55%, 10/30/24	10	10
Moody's, 2.00%, 8/19/31	25	21
NXP, 2.50%, 5/11/31 (1)	65	54
NXP, 3.15%, 5/1/27 (1)	95	89
NXP, 3.40%, 5/1/30 (1)	15	14
Oracle, 3.60%, 4/1/40	15	12
QUALCOMM, 3.25%, 5/20/27	20	20
RELX Capital, 3.00%, 5/22/30	25	23
ServiceNow, 1.40%, 9/1/30	60	48
Visa, 2.70%, 4/15/40	35	28
VMware, 1.40%, 8/15/26	95	85
Western Union, 2.85%, 1/10/25	10	10
Western Union, 6.20%, 11/17/36	50	52
		660
Transportation 0.6%
American Airlines PTT, Series 2014-1, Class A, 3.70%, 10/1/26	9	9
Canadian Pacific Railway, 1.75%, 12/2/26	25	23
ERAC USA Finance, 4.50%, 2/15/45 (1)	10	9
Kansas City Southern, 2.875%, 11/15/29	25	23
Kansas City Southern, 3.50%, 5/1/50	15	12
Kansas City Southern, 4.70%, 5/1/48	10	10
Norfolk Southern, 5.59%, 5/17/25	15	16
Transurban Finance, 2.45%, 3/16/31 (1)	30	25
Transurban Finance, 4.125%, 2/2/26 (1)	15	15
Triton Container International, 0.80%, 8/1/23 (1)	70	67
		209
Total Industrial		5,872
UTILITY 1.8%
Electric 1.4%
Berkshire Hathaway Energy, 6.125%, 4/1/36	25	28
Eversource Energy, 3.80%, 12/1/23	65	65

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Exelon, 3.40%, 4/15/26	15	15
IPALCO Enterprises, 3.70%, 9/1/24	30	30
Metropolitan Edison, 4.30%, 1/15/29 (1)	75	75
Mid-Atlantic Interstate Transmission, 4.10%, 5/15/28 (1)	15	15
Pacific Gas & Electric, 2.10%, 8/1/27	55	48
Southern, 4.40%, 7/1/46	50	46
Virginia Electric & Power, Series A, 2.875%, 7/15/29	90	82
Vistra Operations, 3.55%, 7/15/24 (1)	110	108
		512
Natural Gas 0.4%
APT Pipelines, 4.25%, 7/15/27 (1)	10	10
NiSource, 1.70%, 2/15/31	45	35
NiSource, 3.95%, 3/30/48	45	38
NiSource, 5.65%, 2/1/45	15	15
Sempra Energy, 3.30%, 4/1/25	50	49
		147
Total Utility		659
Total Corporate Bonds (Cost $12,447)		11,095
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.2%
Sovereign 0.2%
United Mexican States, 4.75%, 3/8/44	100	88
		88
Total Foreign Government Obligations & Municipalities (Cost $102)		88
MUNICIPAL SECURITIES 2.2%
California 0.5%
Bay Area Toll Auth., Series S-10, 3.176%, 4/1/41	50	42
Bay Area Toll Auth., Build America, 2.574%, 4/1/31	50	46
California State University, 6.484%, 11/1/41	50	60

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Univ. of California Regents, Build America, 5.77%, 5/15/43	50	59
		207
Georgia 0.1%
Municipal Electric Auth. of Georgia, Build America, Vogtle Units, Series A, 6.637%, 4/1/57	40	49
		49
Illinois 0.2%
Chicago O'Hare Int'l Airport, Build America, Series B, 6.395%, 1/1/40	50	62
Cook County, Series B, GO, 6.36%, 11/15/33	25	29
		91
Maryland 0.1%
Maryland Health & Higher Educational Facilities Auth., Series B, 4.815%, 7/1/43	40	40
		40
New York 0.2%
New York State Urban Dev Sales Tax Revenue, Series B, 2.59%, 3/15/35	70	59
		59
Tennessee 0.2%
Metropolitan Government of Nashville & Davidson County, Series B, 3.235%, 7/1/52	75	63
		63
Texas 0.4%
Central Texas Regional Mobility Auth., Series E, 3.167%, 1/1/41	75	62
Dallas/Fort Worth Int'l Airport, Series C, 2.843%, 11/1/46	65	53
Texas Private Activity Bond Surface Transportation, North Tarrant, Express, Series B, 3.922%, 12/31/49	30	27
		142

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Virginia 0.3%
Univ. of Virginia, Series B, 2.584%, 11/1/51	75	57
Virginia Commonwealth Transportation Board, Build America, Series B, 5.35%, 5/15/35	50	55
		112
Wisconsin 0.2%
Public Finance Auth., Series B, 3.405%, 7/1/51	70	59
		59
Total Municipal Securities (Cost $986)		822
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 7.7%
Collateralized Mortgage Obligations 3.7%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, CMO, ARM, 2.593%, 10/25/49 (1)	48	48
Angel Oak Mortgage Trust, Series 2021-6, Class A3, CMO, ARM, 1.714%, 9/25/66 (1)	83	75
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class A3, CMO, ARM, 2.189%, 9/25/51 (1)	76	71
Bayview MSR Opportunity Master Fund Trust, Series 2021-5, Class A20, CMO, ARM, 2.50%, 11/25/51 (1)	126	110
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A1, CMO, ARM, 1.699%, 4/25/60 (1)	73	71
COLT Mortgage Trust, Series 2022-3, Class A1, CMO, ARM, 3.901%, 2/25/67 (1)	98	97
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M1, CMO, ARM, SOFR30A + 1.00%, 1.289%, 12/25/41 (1)	21	21
Ellington Financial Mortgage Trust, Series 2021-3, Class M1, CMO, ARM, 2.53%, 9/25/66 (1)	100	84
Freddie Mac STACR REMIC Trust, Series 2021-DNA6, Class M2, CMO, ARM, SOFR30A +1.50%, 1.789%, 10/25/41 (1)	100	96
Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class M1, CMO, ARM, SOFR30A + 0.85%, 1.139%, 11/25/41 (1)	60	59

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class M1, CMO, ARM, SOFR30A + 0.85%, 1.139%, 9/25/41 (1)	100	97
Freddie Mac STACR REMIC Trust, Series 2022-DNA3, Class M1A, CMO, ARM, SOFR30A + 2.00%, 2.25%, 4/25/42 (1)	70	70
Freddie Mac STACR REMIC Trust, Series 2022-HQA1, Class M1A, CMO, ARM, SOFR30A + 2.10%, 2.388%, 3/25/42 (1)	62	62
GCAT, Series 2021-NQM5, Class A1, CMO, ARM, 1.262%, 7/25/66 (1)	84	75
GNR, Series 2022-63, Class LM, CMO, ARM, 3.50%, 10/20/50	25	24
New Residential Mortgage Loan Trust, Series 2022-INV1, Class A4, CMO, ARM, 3.00%, 3/25/52 (1)	99	90
Verus Securitization Trust, Series 2019-INV3, Class A1, CMO, ARM, 2.692%, 11/25/59 (1)	127	127
Verus Securitization Trust, Series 2021-7, Class A1, CMO, ARM, 1.829%, 10/25/66 (1)	90	83
		1,360
Commercial Mortgage-Backed Securities 4.0%
Big Trust, Series 2022-BIG, Class A, ARM, 1M USD TERM SOFR + 1.34%, 1.851%, 2/15/39 (1)	100	99
BWAY Trust, Series 2022-26BW, Class A, 3.402%, 2/10/44 (1)	100	92
BX Trust, Series 2021-ARIA, Class B, ARM, 1M USD LIBOR + 1.30%, 1.851%, 10/15/36 (1)	105	102
BX Trust, Series 2022-LP2, Class C, ARM, 1M USD TERM SOFR + 1.56%, 2.084%, 2/15/39 (1)	100	98
CGCMT, Series 2017-C4, Class AS, 3.764%, 10/12/50	185	179
COMM Trust, Series 2015-CR23, Class A3, 3.23%, 5/10/48	40	39
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class B, 3.377%, 1/5/39 (1)	100	94
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3, 3.801%, 8/15/48	170	168
Med Trust, Series 2021-MDLN, Class A, ARM, 1M USD LIBOR + 0.95%, 1.505%, 11/15/38 (1)	105	103
MHC Commercial Mortgage Trust, Series 2021-MHC, Class B, ARM, 1M USD LIBOR + 1.10%, 1.655%, 4/15/38 (1)	100	97

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
Morgan Stanley Capital I Trust, Series 2018-H4, Class A4, 4.31%, 12/15/51	175	176
NYO Commercial Mortgage Trust, Series 2021-1290, Class C, ARM, 1M USD LIBOR + 2.00%, 2.55%, 11/15/38 (1)	90	87
Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class A, ARM, 2.584%, 9/15/31 (1)	100	92
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class A5, 3.071%, 3/15/45	56	56
		1,482
Total Non-U.S. Government Mortgage-Backed Securities (Cost $3,026)		2,842
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 29.0%
U.S. Government Agency Obligations 20.9%
Federal National Mortgage Assn.
1.50%, 1/1/42	70	60
2.00%, 3/1/42 - 12/1/51	574	510
2.50%, 5/1/32 - 2/1/52	1,147	1,054
3.00%, 1/1/33 - 9/1/51	1,205	1,158
3.50%, 12/1/33 - 1/1/52	892	877
4.00%, 2/1/47 - 10/1/51	435	436
4.50%, 4/1/41 - 9/1/49	319	329
5.00%, 11/1/44 - 7/1/47	156	166
5.50%, 5/1/44	91	97
UMBS, TBA (3)
1.50%, 5/17/37	165	151
2.00%, 5/12/52	1,755	1,548
2.50%, 5/17/37 - 5/12/52	950	874
3.50%, 5/12/52	80	78
4.00%, 5/12/52	223	222
4.50%, 5/12/52	195	198
		7,758
U.S. Government Obligations 8.1%
Government National Mortgage Assn.

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
2.00%, 8/20/51	320	292
2.50%, 8/20/50 - 1/20/52	552	513
3.00%, 6/20/45 - 7/20/51	440	423
3.50%, 6/20/46 - 2/20/48	307	303
4.00%, 10/20/40 - 3/20/50	188	192
4.50%, 10/20/47 - 11/20/47	70	73
5.00%, 8/20/47 - 7/20/50	150	156
Government National Mortgage Assn., TBA (3)
2.00%, 5/19/52	65	59
2.50%, 5/19/52	95	88
3.00%, 5/19/52	92	88
3.50%, 5/19/52	465	455
4.00%, 6/21/52	295	294
4.50%, 5/19/52	60	61
		2,997
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $11,435)		10,755
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 27.0%
U.S.Treasury Obligations 27.0%
U. S. Treasury Bonds, 1.75%, 8/15/41	1,760	1,394
U. S. Treasury Bonds, 2.00%, 8/15/51	1,890	1,526
U. S. Treasury Bonds, 2.25%, 2/15/52	160	137
U. S. Treasury Notes, 0.125%, 8/31/23	1,110	1,076
U. S. Treasury Notes, 0.75%, 8/31/26 (4)	4,580	4,171
U. S. Treasury Notes, 1.25%, 8/15/31	1,595	1,381
U. S. Treasury Notes, 1.875%, 2/28/27	350	333
		10,018
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $11,114)		10,018

T. ROWE PRICE QM U.S. BOND ETF

	Par/Shares	$ Value
(Amounts in 000s)
SHORT-TERM INVESTMENTS 12.1%
Money Market Funds 12.1%
T. Rowe Price Government Reserve Fund, 0.32% (5)(6)	4,500	4,500
Total Short-Term Investments (Cost $4,500)		4,500
Total Investments 111.3% of Net Assets (Cost $44,797)		$41,251

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $4,714 and represents 12.7% of net assets.
(2)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(3)	To-Be-Announced purchase commitment. Total value of such securities at period-end amounts to $4,116 and represents 11.1% of net assets.
(4)	At April 30, 2022, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(5)	Seven-day yield
(6)	Affiliated Companies
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
GO	General Obligation
PTT	Pass-Through Trust
SOFR	Secured overnight financing rate
SOFR30A	30-day Average SOFR (Secured Overnight Financing Rate)
TBA	To-Be-Announced
UMBS	Uniform Mortgage-Backed Securities
USD	U.S. Dollar

T. ROWE PRICE QM U.S. BOND ETF

VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE QM U.S. BOND ETF

(Amounts in 000s)
SWAPS 0.0%

Description	Notional Amount	$ Value	Initial $ Value	Unrealized $ Gain/(Loss)
CENTRALLY CLEARED SWAPS 0.0%
Credit Default Swaps, Protection Sold 0.0%
Protection Sold (Relevant Credit: Markit CDX.NA.IG-S38, 5 Year Index), Receive 1.00% Quarterly, Pay upon credit default, 06/20/27	1,500	12	21	(9)
Total Centrally Cleared Credit Default Swaps, Protection Sold				(9)
Net payments (receipts) of variation margin to date				$11
Variation margin receivable (payable) on centrally cleared swaps				$2

T. ROWE PRICE QM U.S. BOND ETF

FUTURES CONTRACTS
($000s)

	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Long, 9 U.S. Treasury Notes five year contracts	06/22	1,032	$(18)
Long, 2 U.S. Treasury Notes two year contracts	06/22	430	(8)
Net payments (receipts) of variation margin to date			25
Variation margin receivable (payable) on open futures contracts			$(1)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$—#	$—	$3+

Supplementary Investment Schedule
Affiliate	Value 10/31/21	Purchase Cost	Sales Cost	Value 4/30/22
T. Rowe Price Government Reserve Fund	$4,954	¤	¤	$4,500^

#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $3 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $4,500.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

April 30, 2022 (Unaudited)
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $44,797)	$41,251
Receivable for investment securities sold	969
Interest and dividends receivable	175
Total assets	42,395
Liabilities
Payable for investment securities purchased	5,319
Due to custodian	24
Investment management and administrative fees payable	2
Variation margin payable on centrally cleared swaps	2
Variation margin payable on futures contracts	1
Total liabilities	5,348
NET ASSETS	$37,047
Net assets consists of:
Total distributable earnings (loss)	$(4,032)
Paid-in capital applicable to 825,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	41,079
NET ASSETS	$37,047
NET ASSET VALUE PER SHARE	$44.91
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

(Unaudited)
    STATEMENT OF OPERATIONS

($000s)
6 Months Ended 4/30/22
Investment Income (Loss)
Income
Interest	$287
Dividend	3
Total income	290
Investment management and administrative expense	15
Net investment income	275
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(463)
Futures	(12)
Swaps	3
Net realized loss	(472)
Change in net unrealized gain / loss
Securities	(3,543)
Futures	(26)
Swaps	(9)
Change in unrealized gain / loss	(3,578)
Net realized and unrealized gain / loss	(4,050)
DECREASE IN NET ASSETS FROM OPERATIONS	$(3,775)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

(Unaudited)
    STATEMENT OF CHANGES IN NET ASSETS

($000s)
	6 Months Ended 4/30/22	9/28/21 Through 10/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income	$275	$27
Net realized gain (loss)	(472)	1
Change in net unrealized gain / loss	(3,578)	(3)
Decrease (increase) in net assets from operations	(3,775)	25
Distributions to shareholders
Net earnings	(266)	(16)
Capital share transactions*
Shares sold	13,611	27,468
Increase in net assets from capital share transactions	13,611	27,468
Net Assets
Increase during period	9,570	27,477
Beginning of period	27,477	-
End of period	$37,047	$27,477
*Share information
Shares sold	275	550
Increase in shares outstanding	275	550
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE QM U.S. BOND ETF

Unaudited
    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The QM U.S. Bond ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on September 28, 2021. The fund seeks to provide a total return that exceeds the performance of the U.S. investment-grade bond market.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid monthly. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE).

T. ROWE PRICE QM U.S. BOND ETF

However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing

T. ROWE PRICE QM U.S. BOND ETF

process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by independent pricing services or broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair

T. ROWE PRICE QM U.S. BOND ETF

value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

T. ROWE PRICE QM U.S. BOND ETF

($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Fixed Income[1]	$—	$36,751	$—	$36,751
Short-Term Investments	4,500	—	—	4,500
Total	$4,500	$36,751	$ —	$41,251
Liabilties
Swaps*	$—	$9	$—	$9
Futures Contracts*	26	—	—	26
Total	$26	$9	$ —	$35

[1]	Includes Asset-Backed Securities, Corporate Bonds, Foreign Government Obligations & Municipalities, Municipal Securities, Non-U.S. Government Mortgage-Backed Securities, U.S. Government & Agency Mortgage-Backed Securities and U.S. Government Agency Obligations (Excluding Mortgage-Backed).
*	The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.
NOTE  3  –   DERIVATIVE INSTRUMENTS
During the six months ended April 30, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

T. ROWE PRICE QM U.S. BOND ETF

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of April 30, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s)	Location on Statement of Assets and Liabilities	Fair Value
Liabilities
Interest rate derivatives	Futures*	$26
Credit derivatives	Centrally Cleared Swaps*	9
Total		$35

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.
Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended April 30, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
($000s)	Location of Gain (Loss) on Statement of Operations
	Futures	Swaps	Total
Realized Gain (Loss)
Interest rate derivatives	$(12)	$—	$(12)
Credit derivatives	—	3	3
Total	$(12)	$3	$(9)
Change in Unrealized Gain (Loss)
Interest rate derivative	$(26)	$—	$(26)
Credit derivatives	—	(9)	(9)
Total	$(26)	$(9)	$(35)

T. ROWE PRICE QM U.S. BOND ETF

Counterparty Risk and Collateral
The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded derivatives may be closed out only on the exchange where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of April 30, 2022, securities valued at $52,000 had been posted by the fund for exchange-traded derivatives.
Futures Contracts
The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and

T. ROWE PRICE QM U.S. BOND ETF

potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 1% and 4% of net assets.
Swaps
The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying

T. ROWE PRICE QM U.S. BOND ETF

credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of April 30, 2022, the notional amount of protection sold by the fund totaled $1,500,000 (4.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the six months ended April 30, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 2% and 4% of net assets.
NOTE  4  –   OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Collateralized Loan Obligations
The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.
Mortgage-Backed Securities
The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by

T. ROWE PRICE QM U.S. BOND ETF

government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.
TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations
The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of April 30, 2022, no collateral was pledged by the fund or counterparties for MSFTA Transactions.
Dollar Rolls
The fund enters into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. While the fund may enter into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, it may also close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the

T. ROWE PRICE QM U.S. BOND ETF

best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.
LIBOR Transition
The fund may invest in instruments that are tied to reference rates, including the London Interbank Offered Rate (LIBOR). Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR).While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term and U.S. government securities aggregated $3,444,000 and $547,000, respectively, for the six months ended April 30, 2022. Purchases and sales of U.S. government securities aggregated $101,091,000 and $92,342,000, respectively, for the six months ended April 30, 2022. Portfolio securities received and delivered through in-kind transactions aggregated $2,821,000 and $0, respectively, for the six months ended April 30, 2022.
NOTE  5  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

T. ROWE PRICE QM U.S. BOND ETF

At April 30, 2022, the cost of investments for federal income tax purposes was $46,343,000. Net unrealized loss aggregated $3,645,000 at period-end, of which $0 related to appreciated investments and $3,645,000 related to depreciated investments.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.08% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.
As of April 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 400,000 shares of the fund, representing 48% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

T. ROWE PRICE QM U.S. BOND ETF

NOTE  7  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

T. ROWE PRICE QM U.S. BOND ETF

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

T. ROWE PRICE QM U.S. BOND ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.
Investment Performance of the Fund
The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board did not specifically review performance because the fund had recently incepted in September 2021. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the fund’s limited performance history, the Board concluded that the fund’s performance was satisfactory.

T. ROWE PRICE QM U.S. BOND ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price mutual funds and ETFs. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price mutual funds and ETFs.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser an all-inclusive management fee based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and any nonrecurring extraordinary expenses that may arise. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and such a fee structure is typically used by other ETFs offered by competitors. The Adviser has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds. Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that the advisory fee structure for the fund continued to be appropriate.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses,

T. ROWE PRICE QM U.S. BOND ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate and total expenses in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202206-2092824
T. Rowe Price Investment Services, Inc.
ETF989-051 6/22

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2022